SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 9, 2002

.................................................................................
                Date of Report (Date of earliest event reported)

                                   Dtomi, Inc.
.................................................................................
             (Exact name of registrant as specified in its charter)

Nevada                                                           98-0207554
.................................................................................
(State or other jurisdiction              (Commission           (IRS Employer
of incorporation)                         File Number)       Identification No.)

             200 9th Avenue, Suite 220, Safety Harbor, Florida 34965
.................................................................................
               (Address of principal executive offices) (Zip Code)

                                 (727) 723-8664
.................................................................................
               Registrant's telephone number, including area code

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On October 2, 2002, the Company executed a binding Share Exchange Agreement (the "Share Exchange Agreement") with Network 60, LLC, a New York Limited Liability Company, to purchase all of the units of ownership which will effectively merge Network 60 into the Company as a wholly owned subsidiary. The terms of the Share Exchange Agreement provide for a closing no later than October 31, 2002, the Company will pay One Million Three Hundred Thousand Dollars ($1,300,000) plus issue a minimum of one million seven hundred thousand (1,700,000) shares of Company restricted common shares with piggyback registration rights in exchange for total ownership of Network 60, LLC. The number of Company shares to be issued to Network 60 is dependant on the average closing price of the Company shares over the thirty (30) days preceding the closing and could exceed one million seven hundred thousand (1,700,000) shares. Softbank Investment Group issued to the Company a "confident letter" and details of this financing are currently being negotiated. The Share Exchange Agreement provides for an alternative to the payment of the full One Million Three Hundred Thousand
Dollars ($1,300,000) at closing. A minimum payment of Five Hundred Thousand dollars ($500,000) is required at closing and any remaining balance may be financed by Network 60 secured by the conveyed assets. The two principals of Network 60, Michael Alon and Michael Korff, signed employment contracts to continue their services at least through the ninety (90) day transition period. The Company plans to retain the current employees of Network 60. The Share Exchange Agreement also provides for a seat on the Company board of directors for Michael Alon. A copy of the Share Exchange Agreement is attached to this Report as Exhibit 10.4. The foregoing description is qualified in its entirety by reference to the full text of Exhibit 10.4.

As of September 9, 2002, there were issued and outstanding 18,232,981 shares of $0.001 par value common stock. After the effectiveness of the Share Exchange Agreement, based on the issuance to the Network 60 Share Owners of 1,700,000 shares, there will be approximately 19,932,981 shares issued and outstanding of common stock of the Company. The one million seven hundred thousand (1,700,000) shares of Company restricted common shares to be issued to Network 60 will represent approximately 8.5% of the issued and outstanding voting securities of the Company and the current shareholders of the Company, after effectiveness of the Share Exchange Agreement own approximately 18,232,981 shares of Common Stock of the Company, which represents approximately 91.5% of the issued and outstanding voting securities of the Company. The number of shares stated in this section does not take into consideration that the current president of the Company has an option to purchase 1,578,779 shares of common stock at an exercise price of $0.01 per share.

DESCRIPTION OF NETWORK 60 OPERATIONS

Network60 is an Internet promotions solution company that through its network of promotion and entertainment websites offers a flexible, effective marketing medium to traditional corporations, advertising agencies, and on-line companies. Leveraging its promotional expertise, direct marketing and technological sophistication, and traditional media buying and barter capability, Network60 has developed profitable, cutting-edge products and services for its clients. Its multiple revenue streams include customized and generic sweepstakes, media bartering and sales, customer acquisition and database building. Network60 derives a large part of its revenue from email marketing for its own proprietary database of over 7,000,000 permissioned users, as well as other client databases on a revenue share basis. Network60 has built a proprietary email marketing technology platform, which allows for tens of millions of emails to be sent daily. Presently, Network60 averages over twenty-five million (25,000,000) emails a day.

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One of the critical ingredients in the initial success of Network60, and crucial to its continued growth, is its innovative model of partnerships with other off-line and on-line media. Network60 utilizes its wide array of off-line media, to drive off-line consumers on-line. The company's on-line partnerships with
other  email  marketing  companies  have  successfully   increased  revenue  for
Network60. Network60 was built on these alliances. Through contests, sweepstakes and other entertainment offerings, visitors are induced to provide detailed demographic and interest information and to permit the Company to use this information to email them promotions and offers on behalf of other companies.

As a result of this winning formula, Network60 has successfully built an impressive array of assets and service offerings. Network60's websites have accumulated over seven million (7,000,000) unique, "permission" email addresses, many complete with demographic and interest information. The Company has been growing at a rate of over two hundred thousand (200,000) new email addresses each month. Network60 common back-end data-mining system enables significant economies of scale.

The assets of Network 60 include the leasehold located in Cedarhurst, New York, the electronic Internet equipment, database of over seven million (7,000,000) unique, "permission" email addresses and various websites including:
FreePinWheel.com and CoolWInning.com which sites offer diverse selections of contests and sweepstakes. Network 60 has several strategic relationships: Now Marketing, Inc. (formerly Elbit Vflash, Inc.), a leading developer of permission-based digital marketing solutions; NowBox's "The NowBox" messenger is a fully branded e-messaging application that creates an active on-line communication channel without e-mail; NowCode enables consumers to request information, obtain promotional materials, and enter sweepstakes by dialing #NOW on their cell phone and stating the specific "NowCode" featured in advertisements; and Tactica, Inc., New York City-based full service direct response marketing and merchandising company with a focus on innovative personal care appliances and state-of-the-art house wares products. Network60 has teamed with Tactica, Inc. to launch www.beautyamerica.com, a full e-commerce web site designed as a showcase for IGIA products. Network60's e-mail database as well as relationship with other email marketers, provides the venture with direct access to millions of proven on-line shoppers, and its ability to develop on-line marketing programs creates perfect e-commerce synergy with Tactica. Tactica's capabilities in new product recognition and marketing are backed with in-house expertise in purchasing, manufacturing and marketing, including complete print and broadcast production capabilities, and its ability to execute and leverage massive print and broadcast media buys.

CHANGE IN DIRECTORS AND OFFICERS

The Share Exchange Agreement contains a provision that assures Michael Alon a seat on the Company board of directors for a minimum of one year if he chooses.

FORWARD-LOOKING STATEMENTS
--------------------------

Certain statements in this Report, other than historical information, should be considered forward-looking in nature and are subject to various risks or uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary materially from those anticipated,

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estimated  or expected.  Among the key factors that may have a direct  impact on the operating results, performance or financial condition are risks surrounding the closing of the acquisition, the integration of IMG's business following the effectiveness of the Asset Purchase Agreement (including customers, hardware and marketing information) and the Company's ability to achieve and manage growth. Additionally, other factors that will impact the Company's success include the
(i) Company's ability to attract and retain qualified personnel; the (ii) Company's dependence on patent-pending technology; (iii) technological changes and costs of technology, (iv) industry trends; (v) competition; (vi) ability to develop markets; (vii) changes in business strategy or development plans; (viii) availability; terms and deployment of capital; (ix) changes in government regulation; (x) general economic and business conditions; (xi) other factors referenced in this Report; and (xii) other factors discussed in the Company's filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this Report. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

THE COMPANY AND ITS PRODUCTS
----------------------------

Dtomi, Inc., a Nevada corporation ("Dtomi" or the "Company"), was originally incorporated as "Recon Rubber Corporation" on June 11, 1998. The Company changed its name to "Copper Valley Minerals Ltd." on July 1, 2000. Subsequently, the Company changed its name to "Dtomi, Inc." on October 25, 2001. Currently, the Company has one wholly owned subsidiary, Dtomi Acquisition Corp., a Delaware corporation, in which it owns all of the issued and outstanding common stock.

The Company is a development stage company that works with manufacturers, distributors and purchasers (the "Customers") to develop targeted selling and purchasing strategies to assist the Customers in the growth and development of their businesses. To date, the Company has not received any revenues from its Customers. The Company has two core services: Outsourced Leads Generation/Sales Prospecting and Permission-Based Marketing. The Outsourced Leads Generation/Sales Prospecting service is designed to replace the traditional telemarketing or "cold-calling" strategy of sellers and purchasers. This service is based on a patent-pending technology, which primarily consists of an algorithm, or detailed set of instructions, that sorts and compiles information in a database according to specific parameters (the "Technology"). Specifically, the Technology sorts and compiles information from a database which includes 600,000 manufacturers, 22,000 products, U.S. government SIC data and U.S. Department of Commerce revenue data (collectively, the "Data"), using keywords and specific parameters (the "Database Algorithms") established for each Customer, and generates lists of potential sellers or purchasers (the "Leads") who use the Customer's products or services or supply the raw material needed by the Customer in manufacturing their own product (the "Market Intelligence"). The Market Intelligence provides "marketing opportunities" for the Customer because it enables the Customer to develop a targeted selling and purchasing strategy based on specific knowledge of (i) who is in the market of buying the products the Customer sells or (ii) where the Customer can purchase raw materials needed to manufacture its own products. The Database Algorithms also amalgamate the Data to provide historical trend analysis with respect to market size and purchasing habits.

"Permission-Based Marketing" is a service whereby the Company, on behalf of the Customer, initially contacts the Leads generated by the Database Algorithms to obtain permission for the Customers to contact the Leads directly to pursue future selling and purchasing opportunities.

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Dtomi  Direct,  the Company's  feature  service is a turn-key  direct  marketing application that combines the Outsourced Leads Generation/Sales Prospecting and Permission-Based Marketing services to leverage direct marketing techniques on behalf of its Customers.

The Company  expects to generate  revenues from its Customers in connection with
(i) selling Market Intelligence to its Customers and (ii) assisting its Customers in identifying new markets and prospects for clients and facilitating initiation of the sales process with Dtomi Direct.

COMPETITION
-----------

While the Company believes no other company currently provides all the services that the Company offers, there are two (2) classes of competitors which provide a portion of the services that the Company offers: (i) database suppliers and
(ii) on-line publishing companies.

Database suppliers include print and electronic database compliers that provide manufacturing information. Competitors in this category include companies such as InfoUSA, Thomas Register, Dunn & Bradstreet and Harris InfoSource. These companies have their roots in publishing business information, but use traditional methods to execute their business models, such as publishing printed books and directories of market information and offering these printed books and directories to potential customers. The data-compiling process is labor-intensive and expensive, which results in nominal margins. Further, these companies may lack the capital and technology that is required to migrate to an on-line business model, which will limit their ability to compete with the Company in an on-line environment.

On-line publishing companies are publishing houses that have an on-line presence with the intent of providing data intelligence by using their subscription base as a source for industry information. Competitors in this category include companies such as Hoovers, Inc. and Cahners, a division of Reed Elsevier, Inc. These companies focus on publishing using expensive content-gathering mechanisms with a limited niche market focus. Typically, these companies partner with technology companies that can provide high-tech solutions to their processes. This arrangement, however, is a more expensive way to conduct business in an on-line environment. In contrast, by already having both an on-line presence and the Tools to make the data-compiling process more seamless, the Company provides a network for manufacturers, distributors and purchasers to access relevant market information for the purchase and sale of their goods and/or services.

EMPLOYEES
---------

Currently, the Company has four (4) full-time employees. None of the employees is subject to collective bargaining agreements. Additionally, the Company is working with independent contractors to fulfill current sales and marketing needs. Over the next twelve (12) months, the Company plans on hiring additional employees to fulfill its staffing requirements as the need arises due to growth and expansion of both the Company and its products and services.

MARKETING PLANS
---------------

To achieve certain revenue goals over the next year the Company will promote its products through several marketing sources, from manufacturing associations, manufacturing representatives and on-line marketing efforts, utilizing the Company's "Dtomi Direct" program, strategic relationships and cost-effective promotion and advertising campaigns. The Company's sales and marketing efforts will initially target the entire United States, with an emphasis in

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heavy  industrial  areas.  The  Company's  goals are to become  the (i)  leading aggregator and (ii) distributor of manufacturing data by gathering fragmented manufacturing data from disparate sources worldwide into a collective, powerful, interlocking matrix of concise information.

PRINCIPAL AGREEMENTS

At this time, the Company has not entered into any principal agreements.

DESCRIPTION OF PROPERTY

The Company recently relocated its offices to 200 Ninth Avenue North, Suite 220, Safety Harbor, Florida 34965 and is in the process of transferring the computer systems acquired from IMG to its new offices. The Company is subleasing office space from New Millennium Media International, Inc., the terms and conditions of which are in the negotiation stage.

LEGAL PROCEEDINGS

The Company is not currently subject to any legal proceedings.

RISK FACTORS

The Company is a development stage company with a limited history of operations. If the Company is unable to successfully execute its business plan, its business and operating results will suffer. There is no certainty that the Company will be successful in developing the business of the Company described herein, or that its facilities or employees will be capable of satisfactorily carrying out such business. The Company has limited resources. As the Company is venturing into a new market, it is likely to be subject to risks that management has not anticipated.

WE ARE AT AN EARLY STAGE OF DEVELOPMENT AND OUR BUSINESS IS DIFFICULT TO EVALUATE BECAUSE WE HAVE A LIMITED OPERATING HISTORY AND OUR BUSINESS STRATEGY IS EVOLVING, AND CONSEQUENTLY, OUR OPERATING RESULTS MAY BE uncertain. The Company is in a development stage and its operations will be subject to all the risks inherent in the establishment of a new business enterprise, including (i) limited capital, (ii) possible delays in the development of the Company's web site, (iii) implementation of the Company's business plan, (iv) uncertain market conditions and the (v) absence of a company operating history. The likelihood that the Company will succeed must be considered in light of the problems, expenses, and delays frequently encountered in connection with the development of new businesses, as well as many other factors. There can be no assurances that the Company's plans will either materialize or prove successful or that the Company will be profitable. Some of the specific risks include whether the Company is able to:
     o Develop and constantly improve functional and attractive product and service offerings;
     o Attract and maintain a large base of clients for the Company's products;
     o Provide useful content to clients, either through search engines and e-mail delivery services or through strategic relationships with content providers;
     o Establish and maintain relationships with advertisers, sponsors, e-commerce partners, distribution partners, and service and content providers;
     o    Expand sales and marketing efforts;
     o    Retain and motivate qualified personnel; and

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     o    Respond successfully to competitive developments.

WE WILL NEED ADDITIONAL FINANCING, AND IF WE CANNOT SECURE SUCH FINANCING, THERE WOULD BE SUBSTANTIAL DOUBT AS TO OUR ABILITY TO CONTINUE AS A GOING CONCERN. The Company will require additional financing to meet its obligations and to pursue its current or future plans for expansion and product development. The Company has generated no revenues since its inception. The Company expects to incur additional losses over the next twelve (12) months. In the short run, losses may result because the increased level of expenses may exceed anticipated projected revenues as the Company focuses on the further enhancement of its system. No assurance can be given that the Company will be profitable in the future or that its business strategy will be successful. If the Company should need further financing in the future, there can be no assurance that the Company will successfully obtain additional financing on favorable terms, or at all. In addition, if issuing equity securities to raise additional funds is necessary, further significant dilution to shareholders could result. If sources of acceptable financing are not available, the Company would be adversely affected.

OUR BUSINESS MODEL IS EVOLVING AND UNPROVEN, WHICH MAY AFFECT OUR ABILITY TO GENERATE REVENUE. Since the Company is in the early stages of launching its sales and marketing campaign for its products, the Company's business model is evolving and unproven and if revenues are not generated from the planned sources. The Company's business model will continue to develop as the Company explores opportunities in new and unproven areas. The Company is unable to forecast its revenues with any degree of certainty as a result of limited operating history and unproven business model. The Company bases its current and projected expense levels largely on its estimates of future revenues. The success of the business depends on increasing revenues to offset expenses. If the Company's revenues are less than expected, or if the operating expenses are more than expected or cannot be reduced, the business, financial condition and operating results will be materially and adversely affected.

WE MAY NOT HAVE GOOD TITLE TO THE ASSETS ACQUIRED FROM INTERNATIONAL MANUFACTURERS GATEWAY, INC., WHICH ARE THE CORE ASSETS OF OUR BUSINESS AND OPERATIONS. The assets that make up the core business of the Company were acquired from Internal Manufacturers Gateway, Inc. (IMG) pursuant to the terms and conditions of an Asset Purchase Agreement (the "Assets"). The Company's ability to exploit and use the assets and technologies acquired from IMG will depend, in part, on having good title to the assets and technologies. Pinnacle Covenant Group ("Pinnacle" or the "Lien Holder") has a UCC-1 Financing Statement filed against the intellectual property of IMG, now existing or hereafter acquired or produced by IMG (the "Lien") in connection with that certain Convertible Promissory Note, dated May 17, 2001, between IMG and Pinnacle for One Hundred Fifty Thousand Dollars ($150,000). Although the Company has received preliminary indications from the Lien Holder that such Lien will be released pursuant to negotiations between the Lien Holder and the Company, there is no guarantee that the Lien will, in fact, be released and therefore the asset which were acquired pursuant to the Asset Purchase Agreement may not be retained by the Company. Additionally, if IMG files a petition for bankruptcy, a bankruptcy court could avoid the purchase of the Assets.

OUR OPERATIONS MAY BE NEGATIVELY IMPACTED BY GENERAL ECONOMIC CONDITIONS. A broad-based recession can cause business and individual customers to delay or forego entirely investments in value-added business information products such as ours. Similarly, companies often drastically reduce advertising expenditures in anticipation of an economic downturn. A recession in the United States, thus, may have a material adverse effect on our ability to generate revenue streams. A general slowdown in the economy can cause businesses to

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reduce  discretionary  spending in areas such as  advertising  and with business information providers as well as create greater risk of business failure among existing customers.

THE DEMAND FOR OUR PRODUCTS AND SERVICES MAY NOT BE AT THE LEVEL NEEDED TO ACHIEVE SUCCESS OR PROFITABILITY. The Company's future success depends on the ability to attract clients for its products, advertisers, sponsors and e-commerce partners and on the acceptance and increased use of the products and services. The failure to obtain a sufficiently large number of clients, sponsorships, e-commerce relationships and widespread use of the products and services will have a material and adverse effect on the business, financial condition and operating results.

WE FACE RISKS  ASSOCIATED  WITH  ACQUISITION  OR  INVESTMENTS  IN  COMPLEMENTARY
BUSINESSES. The Company may acquire or make investments in additional complementary businesses, technologies, services or products if appropriate opportunities arise. This acquisition and investment strategy has the following risks:
     o May not be able to identify suitable acquisition or investment candidates at reasonable prices;
     o May not be able to successfully integrate services, products or personnel of any acquisition or investment into the operations;
     o    May acquire unknown  liabilities in these acquisitions or investments;
          and
     o Costs associated with these acquisitions, including the amortization of intangible assets, will adversely affect profitability.

WE FACE RISKS ASSOCIATED WITH THE CONTINUED GROWTH AND ADOPTION OF THE INTERNET; IF THIS TREND DOES NOT CONTINUE, OUR BUSINESS MODEL MAY NOT ACHIEVE SUCCESS OR PROFITABILITY. The Company's success will depend substantially upon the continued adoption of the Internet as an attractive platform for commerce, advertising, communication and business applications. To date, many businesses, advertisers and consumers still have only limited experience with the Internet as a commercial, advertising and communications medium and platform for business applications. The Company's business will suffer if the Internet is not adopted as a sustainable commercial, advertising and communication medium. The use of the technology requires the acceptance of new ways of exchanging information and conducting business. E-commerce will account for a significant portion of the future revenues and if e-commerce does not grow or grows slower than expected then the overall business will suffer. A number of factors could prevent acceptance of e-commerce, including:
     o E-commerce is still at an early stage and buyers may be unwilling to shift their purchasing from traditional vendors to on-line vendors;
     o The necessary network and telecommunications infrastructure for substantial growth in usage of the Internet may not develop;
     o Increased government regulations or taxation may limit the growth of e-commerce; and
     o Adverse publicity and consumer concern about the security of e-commerce transactions may discourage its acceptance and growth.

Future success depends upon the Company's ability to deliver compelling Internet content, products and services that will attract users. If the Company is unable to offer Internet content or products and services that attract a loyal clientele, it could have a material adverse effect on the business, financial condition and operating results.

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

WE MAY BE SUBJECT TO INTENSE COMPETITION IN THE MARKET, WHICH COULD PREVENT US FROM INCREASING REVENUE AND ACHIEVING PROFITABILITY, OR RESULT IN THE
OBSOLESCENCE OF OUR TECHNOLOGY. The Company expects to experience intense competition from numerous current and future sources including providers of Internet business-to-business services, database providers, and traditional hard copy catalogue and index companies. Many of these potential competitors have significantly greater financial, technical, marketing and other resources than the Company. Our competitors may be able to produce more effective products, to response more quickly to new or emerging technologies and changes in customer requirements or to devote greater resources to the development, promotion and sale of their products than the Company. The Company expects to face additional competition as other established and emerging companies enter the market and as new products and other technologies are introduced. Increased competition could result in price reductions, fewer customers or members, reduced gross margins and loss of market share, any one of which could materially and adversely affect the Company's business operating results and financial condition.

OUR SYSTEMS, TECHNOLOGY AND SERVICES ARE SUBJECT TO ONGOING DEVELOPMENT. The business depends on the efficient and uninterrupted operation of the computer and communication systems. The Company's computer and communication systems will be located at its principal office in Safety Harbor, Florida. Although the Company has not experienced a system failure or significant interruption, any system interruptions that cause the services to be unavailable or result in slower response times could result in a loss of potential or existing clients, sponsors and e-commerce partners, and insurance may not be sufficient to cover losses from these events. The Company plans to update and enhance its existing system. When introduced, the updated products will be unproven in the marketplace as finished products. There can be no assurance that these products will be complete and commercially introduced at the times scheduled by the Company, if ever, or that, if completed and introduced, that these products will function in accordance with the Company's current expectations or be able to compete successfully in the marketplace. In addition, there can be no assurance that a competitor will not introduce similar or competitive technology or products to the marketplace. The Company may not discover software defects that affect our new or current services or enhancements until after they are deployed. These defects could cause service interruptions, which could damage our reputation and brand value, increase our service costs, cause loss of revenues, delay market acceptance or divert product development resources, any of which could cause the business to suffer. The Company's products may require significant ongoing technology and programming enhancements. Should we be unable to source the required technology or programming ability, completion of product enhancements could be negatively impacted.

WE NEED TO DEVELOP COMPREHENSIVE COMPENSATION AND BENEFITS PACKAGES TO RECRUIT AND RETAIN KEY PERSONNEL. At the present time, the Company has four (4) employees, including administrative, marketing and technical staff members. Additionally, the Company is working with independent contractors to fulfill current sales and marketing needs. In addition to updating the technology, the success of the Company will depend largely on the ability of the Company to recruit and retain a qualified, experienced management team as well as other qualified employees, particularly highly skilled technical support personnel. The Company does not have "Key Person" life insurance policies on any of its officers or associates. The competition for such personnel is intense. The Company will compete with some of the major computer, communications, consulting and software companies, as well as IT departments of major corporations, in seeking to attract qualified personnel. Any failure by the Company to successfully expand and integrate its management team or its technical support personnel would materially and adversely affect the Company's business, operating results and financial condition.

OUR  TECHNOLOGY  MAY  NEED   ADDITIONAL   DEVELOPMENT   WORK  TO  ADAPT  TO  THE
FUNCTIONALITY REQUIREMENTS FOR OUR PRODUCTS. The Company's products need additional development to be fully enabled for customer use and generate increased revenue. While the database is complete, the current searching technology allows customers to view approximately ten percent (10%) of the available information fields for any database record. Additionally, while a search may result in several hundred or more records, the current technology allows customers to view only the first two hundred (200) records. The search and match technology was initially offered to customers as a value-added tool and was not intended as a revenue generator. The revised model calls for this technology to be the basis of significant revenue generation and a core driver of the Company's revenue model and business plan. While the Company's plan includes fully developing our technology to address the above limitations and drive revenues, any delay or inability to complete such development or a lack of customer acceptance of our products would result in a negative impact to our business, would negatively impact our revenue model, and would result in a reduction in the value of your investment.

OUR INTELLECTUAL PROPERTY PROTECTION MAY BE INADEQUATE TO PROTECT OUR PROPRIETARY RIGHTS, AND WE MAY NOT BE ABLE TO OBTAIN ALL OF THE INTELLECTUAL PROPERTY RIGHTS NECESSARY TO PROTECT OUR TECHNOLOGY. The Company's primary asset is a technology described in patent application for a "Computer Based Comprehensive Commerce System. We cannot assure you that patents will issue from the pending application or, if a patent does issue, that claims allowed will be sufficiently broad to protect our technology. Further, any of our current or future patents or trademarks may be challenged, invalidated, circumvented or rendered unenforceable, and the rights granted under those patents or trademarks may not provide us with significant proprietary protection or commercial advantage. Moreover, any patent may not preclude competitors from developing equivalent or superior products and technology.

IF WE ARE UNABLE TO PROTECT OUR PROPRIETARY RIGHTS ADEQUATELY, OR OPERATE WITHOUT VIOLATING THE INTELLECTUAL PROPERTY OF OTHERS, OUR COMPETITIVE POSITION WILL SUFFER AND OUR BUSINESS AND FINANCIAL CONDITION WOULD BE ADVERSELY AFFECTED. The Company's success and ability to compete depend to a significant degree upon its patent-pending technology, software products, and database. The Company attempts to protect them under a combination of patent, copyright, trade secret and trademark laws and contractual restrictions on employees and third parties. The Company generally enters into non-disclosure and confidentiality agreements with its employees, consultants, advisors, and financing sources. Despite these precautions, it may be possible for unauthorized parties to copy the Company's software or to reverse-engineer or otherwise obtain and use information that the Company regards as proprietary. In addition, the laws of some foreign countries do not protect proprietary technology to the same extent as the laws of the United States. The Company believes that its products and services do not infringe the rights of third parties, including patents, copyrights and trade secrets of others; however, while the Company has not received notice of any infringement claims, third parties may assert such claims against the Company, and such claims could require the Company to enter into licensing agreements for technology or database in question or royalty arrangements or result in litigation, which could materially and adversely affect the Company's business, operating results and financial condition. Moreover, the Company's financial resources may not be adequate to actively pursue litigation as a means of asserting, enforcing or defending its intellectual property rights.

THE POSSIBILITY EXISTS THAT WE WILL BE A PARTY TO LEGAL PROCEEDINGS. While the Company is not subject to any legal proceedings, the potential exists that legal proceedings, if any, brought against IMG and/or its assets, will impact on the Company and the assets it acquired pursuant to the Asset Purchase Agreement. The Company cannot guarantee that the Company will be held harmless and/or the Company's assets will not be the subject of any potential legal proceeding.

WE OPERATE IN AN UNCERTAIN REGULATORY AND LEGAL ENVIRONMENT THE IMPLEMENTATION OF NEW LAWS AND REGULATIONS MAY ADVERSELY AFFECT OUR BUSINESS. Government regulation may impose additional burdens on the business. It may also impede the growth in Internet use and thereby decrease the demand for our products and services or otherwise have a material adverse effect on the business, financial condition and operating results because of the Internet's popularity and growth, new laws and regulations may be adopted in such areas as:
     o    On-line content;
     o    User privacy;
     o    Taxation;
     o    Access charges;
     o    On-line copyright protection; and
     o    Consumer protection

Additionally, United States and foreign laws applicable to e-commerce or Internet communications are becoming more prevalent. Any new legislation or regulation regarding the Internet, or the application of existing laws and regulations, to the Internet, could materially adversely affect the Company.

WE MAY NOT HAVE THE RESOURCES TO INDEMNIFY OUR OFFICERS AND DIRECTORS IN THE EVENT LEGAL PROCEEDINGS ARE BROUGHT AGAINST THEM PERSONALLY. The Company's articles of incorporation, as amended, provide that the liability of our directors is limited and that we will indemnify the Company's directors and officers to the fullest extent permitted by law. Insofar as indemnification for liabilities arising under the Securities Act may be provided to the Company's directors, officers and controlling persons pursuant to those provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

The Company's articles of incorporation contain provisions, which eliminate the personal liability of our directors to us or our stockholders for monetary damages for breach of their fiduciary duty as a director to the fullest extent permitted by Nevada law, except for liability:
     (1) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law; and
     (2)  the  payment of  dividends  in  violation  of Nevada  Revised  Statute
          78.300.

These provisions do not affect a director's responsibilities under any other laws, including the federal securities laws and state and federal environmental laws.

OUR SECURITIES ARE SUBJECT TO THE PENNY STOCK REGULATIONS, WHICH MAY INCREASE AN INVESTOR'S RISK. The Company's securities are subject to the penny stock rules because the current value of the stock is below the $5.00 per share threshold triggering the application of penny stock rules. Penny stocks are generally equity securities with a price of less than $5.00 per share (other than securities registered on certain national exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules to deliver a risk disclosure document that provides information about the nature and level of risk in the penny stock market. The broker-dealer also must provide the customer with current bid and offer transactions, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the broker-dealer must make a special written agreement to the transaction. These requirements may have the effect of reducing the level of trading activity and the secondary market for a security that becomes subject to the penny stock rules. Therefore, investors may find it more difficult to sell their shares.

WE DO NOT HAVE KEY MAN LIFE INSURANCE.

At this time, the Company does not have key man life insurance for any of its directors, officers or executive management.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Network 60. The financial statements required by this item will be filed by amendment no later than 60 days after the date that this initial Report is filed.

[INSERT INFORMATION FROM AUDITOR]

(b)  Pro  Forma  Financial  Information.   The  pro-forma  financial  statements
     required by this item will be filed by amendment no later than 60 days after the date that this initial Report is filed.

[INSERT INFORMATION FROM AUDITOR]

(c)  Exhibits.

Exhibit
Number    Description
------    -----------

10.1 Share Exchange Agreement dated October 2, 2002, by and among Dtomi, Inc., Network 60, LLC, Network 60 Share Owners, Ubiquity, Michael Alon and Michael Korff.

10.2 Promissory Note to be dated and executed by Dtomi, Inc. at closing in the principal amount of eight hundred thousand dollars ($800,000) naming as payees Michael Alon and Michael Korff as agents for the Network 60 Share Owners.

10.3 Security Agreement to be dated and executed by Dtomi, Inc. at closing creating a security interest to Michael Alon and Michael Korff as agents for the Network 60 Share Owners in the assets effectively conveyed to Dtomi, Inc. via the Share Exchange Agreement (Exhibit 10.1).

10.4 Assignment and Pledge Agreement to be dated at closing pledging to Michael Alon and Michael Korff as agents for the Network 60 Share Owners a first priority security interest in the assets effectively conveyed to Dtomi, Inc. via the Share Exchange Agreement (Exhibit 10.1).

10.5      Employment  Agreement  to be dated and  executed at closing by Michael
          Alon.

10.6      Employment  Agreement  to be dated and  executed at closing by Michael
          Korff.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Dtomi, Inc.
                                        (Name of Registrant)


Date:  October 9, 2002                  By: /s/ John "JT" Thatch
                                            --------------------
                                            John "JT" Thatch
                                            President/CEO

                                INDEX TO EXHIBITS

Exhibit
Number    Description
------    -----------

10.1 Share Exchange Agreement dated October 2, 2002, by and among Dtomi, Inc., Network 60, LLC, Network 60 Share Owners, Ubiquity, Michael Alon and Michael Korff.

10.2 Promissory Note to be dated and executed by Dtomi, Inc. at closing in the principal amount of eight hundred thousand dollars ($800,000) naming as payees Michael Alon and Michael Korff as agents for the Network 60 Share Owners.

10.3 Security Agreement to be dated and executed by Dtomi, Inc. at closing creating a security interest to Michael Alon and Michael Korff as agents for the Network 60 Share Owners in the assets effectively conveyed to Dtomi, Inc. via the Share Exchange Agreement (Exhibit 10.1).

10.4 Assignment and Pledge Agreement to be dated at closing pledging to Michael Alon and Michael Korff as agents for the Network 60 Share Owners a first priority security interest in the assets effectively conveyed to Dtomi, Inc. via the Share Exchange Agreement (Exhibit 10.1).

10.5      Employment  Agreement  to be dated and  executed at closing by Michael
          Alon.

10.6      Employment  Agreement  to be dated and  executed at closing by Michael
          Korff.

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